Exhibit 32.2

ESSEX PORFOLIO, L.P.
Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350 as adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, chapter 63 of title 18, United States Code), I, Michael T. Dance, Chief Financial Officer, of Essex Property Trust, Inc., the general partner of the registrant, Essex Portfolio, L.P., hereby certify, to the best of my knowledge, that the Annual Report on Form 10-K for the year ended December 31, 2005 (the “Form 10-K”) of Essex Portfolio, L.P. fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Essex Portfolio, L.P. at the dates of and for the periods presented.

Date: March 15, 2006           /s/ Michael T. Dance
 Michael T. Dance
Chief Financial Officer, Executive Vice President,
Essex Property Trust, Inc., general partner of
Essex Portfolio, L.P